EXHIBIT 10.2


                           CYBER DEFENSE SYSTEMS, INC.
                            10901 Roosevelt Boulevard
                            St. Petersburg, FL 33716

September 11, 2006


AJW Partners, LLC
New Millennium Capital Partners II, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

      Re:   Cyber Defense Systems, Inc. (the "Company") -
            Amendment of Warrants

Ladies and Gentlemen:

      This letter sets forth the agreement of the parties hereto to amend the exercise price and maturity of certain warrants, which are convertible into shares of the Company's class A common stock, par value $.001 per share (the "Common Stock"), originally issued by the Company to the investors listed in the signature pages hereto (collectively, the "Investors"), on April 11, 2005, May 25, 2005 and August 3, 2005 ( the "Warrants").

      By execution hereof, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1.    The exercise price shall be $.45 per share for all Warrants.

2. The term for all of the Warrants shall be extended from 5 years to a 7 year term such that all the Warrants shall expire on September 8, 2013.

3. The Warrants are hereby amended in accordance with the foregoing provision. All other provisions of the Warrants, as amended from time to time, shall remain in full force and effect.

4. All deficiencies in the current agreements and any existing defaults relating to all transactions thru 9-08-2006 are hereby cured by the Amendment of Warrants.

      The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent an accomplish the purposes of this letter agreement, including without limitation the issuance of amended Notes.

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      Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.


                                        Sincerely,

                                        CYBER DEFENSE SYSTEMS, INC.


                                        /s/ William C. Robinson
                                        ----------------------------------------
                                        William C. Robinson
                                        Chief Executive Officer and President

ACCEPTED AND AGREED:

AJW PARTNERS, LLC.
By: SMS GROUP, LLC


By: /s/ Corey S. Ribotsky
-------------------------
Corey S. Ribotsky, Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC,


By: /s/ Corey S. Ribotsky
-------------------------
Corey S. Ribotsky, Manager


AJW OFFSHORE, LTD.
By: FIRST STREET MANAGER II, LLC


By: /s/ Corey S. Ribotsky
-------------------------
Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC


By: /s/ Corey S. Ribotsky
-------------------------
Corey S. Ribotsky, Manager